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                                  SCHEDULE 14C

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT 14c OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Check the appropriate box:

[ ]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by rule 14c5(d)(2))
[X]  Definitive Information Statement

                                  BAYNET, LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1)  Title of each class of securities to which transaction applies:

        N/A
        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        N/A
        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1):

        N/A
        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        $
        ------------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                  BAYNET, LTD.

                            (A DELAWARE CORPORATION)

                       DEFINITIVE INFORMATION STATEMENT

                       DATE FIRST MAILED TO STOCKHOLDERS:

                               29 SEPTEMBER 2000

                                 210 KINGS WAY
                                SOUTH MELBOURNE
                                 VICTORIA 3205
                                   AUSTRALIA
                  (PRINCIPLE EXECUTIVE OFFICES OF THE COMPANY)

                       WE ARE NOT ASKING YOU FOR A PROXY

                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                  BAYNET, LTD.

                             INFORMATION STATEMENT

                                  INTRODUCTION

     This Information Statement is being furnished to Stockholders of Baynet, Ltd., a Delaware corporation (the "Company"), pursuant to the requirements of Regulation 14C under the Securities Exchange Act 1934, as amended, in connection with an Action by Written Consent dated September 1, 2000, of the Stockholders of the Company on the change of name to Bay Resources Ltd.

     A copy of the Written Consent are attached as Exhibit "A" to this Information Statement.

     Management of the Company is utilising the Written Consents in order to reduce the expenses and demands on the Company's executives' time necessitated by the holding of a meeting of stockholders, since the only business of such a meeting would be the change of name to Bay Resources Ltd.

     The Company's major Stockholder, Edensor Nominees Pty Ltd ("Edensor") and certain companies which have some common Directors with the Company representing 88.5% of the issued and outstanding shares of the Company's $.0001 par value common stock (the "Common Stock") have indicated that they will vote for Management's nominees for election as Directors and change of name to Bay Resources Ltd, thereby ensuring the change of name. See "Vote Required"; "Other Information Regarding the Company -- Security Ownership of Certain Beneficial Owners and Management"; and "Directors and Executive Officers". The Company has received executed Written Consents from Edensor and certain companies which have some common Directors with the Company which shall be effective 21 days from the date this Information Statement is first mailed to Stockholders. See "Matters Set Forth in the Written Consents".

     Stockholders of record at the close of business on September 11, 2000 are being furnished copies of this Information Statement. The principal executive offices of the Company are located at 210 Kings Way, South Melbourne, Victoria, 3205, Australia, and the Company's telephone number is 011 613 9234 1100.

                   MATTERS SET FORTH IN THE WRITTEN CONSENTS

     The Written Consents contain a resolution that approves a proposal to amend the Certificate of Incorporation of the Company to change its name to Bay Resources Ltd.

     Edensor and certain companies which have some common Directors with the Company, representing 88.5% of the currently issued and outstanding shares of Common Stock, have executed the Written Consents, thereby ensuring the election of Management's nominees as Directors and the change of name to Bay Resources Ltd. See "Other Information Regarding The Company -- Security Ownership of Certain Beneficial Owners and Management."

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

     Set forth below is a table of the stockholders who have executed the Written Consents and, to the best of the Company's knowledge, the number of shares of Common Stock beneficially owned by such stockholders as of August 22, 2000.

                                                              NO. OF SHARES OF      PERCENTAGE OF
                                                                COMMON STOCK         OUTSTANDING
STOCKHOLDER                                                  BENEFICIALLY OWNED    COMMON STOCK(%)
-----------                                                  ------------------    ----------------
Autogen Limited............................................         47,082                0.7
Centaur Mining & Exploration Limited.......................        253,800                4.0
Gutnick Resources N.L......................................          8,949                0.1
Australian Gold Resources Limited..........................         29,905                0.4
Quantum Resources Limited..................................          1,918                0.1
AWI Administration Services Pty Ltd........................        229,489                3.6
Edensor Nominees Pty Ltd(1)................................      5,002,310               78.8
Pearlway Investments Pty Ltd(1)............................         26,000                0.4
Joseph I Gutnick(1)........................................         25,650                0.4
                                                                 ---------               ----
                                                                 5,622,280               88.5%
                                                                 =========               ====

---------------
(1) Joseph I. Gutnick, Stera M. Gutnick and members of their family are officers, Directors and principal Stockholders of Edensor and Pearlway.

                                 VOTE REQUIRED

     Counterpart copies of the Written Consents evidencing a majority of the outstanding shares of Common Stock, must be received by the Company within sixty days of the earliest dated counterpart copy of the Written Consents received by the Company in order to effectuate the matters set forth therein. As of September 1, 2000 (the dates of the Written Consent), 6,347,089 shares of Common Stock were issued and outstanding, thus, Stockholders representing no less than 3,173,545 shares of Common Stock were required to execute the Written Consents to effect the matters set forth therein. As discussed under "Matters Set Forth in the Written Consents" Edensor and certain companies which have some common Directors with the Company beneficially owning approximately 5,622,280 shares of Common Stock, or 88.5% of the outstanding Common Stock, have executed the Written Consents, thereby ensuring the change of name to Bay Resources Ltd. MANAGEMENT IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND MANAGEMENT A PROXY.

                    OTHER INFORMATION REGARDING THE COMPANY

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth to the best of the Company's knowledge the number of shares beneficially owned as of August 28, 2000, by (i) each of the current Executive Officers and Directors of the Company (ii) each person (including any "group" as that term is defined in Section 13(d)(3) of the Exchange Act) who beneficially owns more than 5% of the Common Stock, and (iii) all current Directors and officers of the Company as a group.

                                                               NUMBER OF                  PERCENT OF
NAME                                                          SHARES OWNED                SHARES(1)
----                                                          ------------                ----------
Edensor Nominees Proprietary Limited........................   5,002,310                     78.8%
Marcus Solomon..............................................          --(5)
David Tyrwhitt..............................................          --(2)                     *
Joseph I. Gutnick...........................................   5,053,960(2)(4)(6)(7)         79.6%
Stera M. Gutnick............................................   5,028,310(4)(7)               79.2%
Peter Lee...................................................          --(2)                     *
Ian Currie..................................................          --(2)                     *
David Simcox................................................          --(2)                     *
All officers and directors as a group (6 persons)...........   5,053,961                     79.6%

---------------
 * Represents less than 1% of the outstanding Common Stock

(1) Based upon 6,347,089 shares outstanding.

(2) Does not include (i) 47,082 shares of Common Stock beneficially owned by Autogen Limited or (ii) 253,800 shares of Common Stock beneficially owned by Centaur Mining & Exploration Limited or (iii) 8,949 shares of Common Stock beneficially owned by Gutnick Resources N.L. or (iv) 27,079 shares of Common Stock beneficially owned by Australian Gold Resources Limited or (v) 229,490 shares of Common Stock owned by AWI Administration Services Pty. Ltd., or
    (vi) 1,919 shares of Common Stock beneficially owned by Quantum Resources Limited, companies of which Messrs Gutnick, Lee, Currie and Simcox and Dr Tyrwhitt are officers and/or Directors. They, however, disclaim beneficial ownership to those shares.

(3) Does not include 2,500 shares of Common Stock beneficially owned by the Company.

(4) Includes 5,002,311 shares of Common Stock owned by Edensor Nominees Proprietary Limited and 26,000 shares of Common Stock owned by Pearlway Investments Pty. Ltd. of which Joseph I. Gutnick, Stera M. Gutnick and members of their family are officers, Directors and principal stockholders.

(5) Does not include (i) 253,800 shares of Common Stock beneficially owned by Centaur, or (ii) 8,949 shares of Common Stock beneficially owned by GKR or
    (iii) 27,080 shares of Common Stock beneficially owned by AGR, companies of which Mr. Solomon is a Director however, he disclaims beneficial ownership to those shares.

(6) Joseph I. Gutnick is the beneficial owner of 25,650 shares.

(7) Joseph I. Gutnick and Stera M. Gutnick are husband and wife.

                        AUTHORISATION OF CHANGE OF NAME

INTRODUCTION

     Under the resolution passed by a majority of the shareholders, the Company agrees to change the name of the Company to Bay Resources Ltd.

REASONS FOR APPROVING THE CHANGE OF NAME

     The Company has been continuing to investigate new business activities over the past twelve months and is pursuing an opportunity in the internet area with Primus Telecommunications Group. This opportunity is in the area of a B2B e-commerce as it relates to the mining and exploration industry. The Company is also investigating other opportunities in the area of mining and exploration. Accordingly, the Directors have become concerned that the name Baynet, Ltd. focuses the Company's activities to decidedly towards the internet industry and therefore may restrict other opportunities in the mining and exploration area.

     Therefore, the Directors believe a change of name to "Bay Resources Ltd." more appropriate for the industry in which they wish to focus the Company's activities.

GENERAL EFFECT ON THE COMPANY

     The change of name will have no effect on the Company.

                                                                       EXHIBIT A

                                  BAYNET, LTD

                  NOTICE PUSUANT TO SECTION 228 OF THE GENERAL
                                CORPORATION LAW

To: All Stockholders

     PLEASE TAKE NOTICE THAT Stockholders owning at least a majority of the outstanding stock of Baynet, Ltd. by written consent with a meeting dated September 1, 2000 have duly adopted the following resolution:

        "a resolution approving the change in the Company's name from Baynet Ltd, to Bay Resources Ltd."

Peter J. Lee
Director & Secretary

                                       A-1